Taxes on Income	12 Months Ended
Dec. 31, 2017
Major components of tax expense (income) [abstract]
Taxes on Income
Note 19 - Taxes on Income

A.	Regional Taxation

Israeli taxation

Presented hereunder are the corporate income tax rates relevant to the Company in the years 2015-2017:
2015 – 26.5%, 2016 – 25%, 2017- 24%.

On January 4, 2016 the Knesset plenum passed the Law for the Amendment of the Income Tax Ordinance (Amendment 216) - 2016, by which, inter alia, the corporate tax rate would be reduced by 1.5% to a rate of 25% as from January 1, 2016.

Furthermore, on December 22, 2016 the Knesset plenum passed the Economic Efficiency Law (Legislative Amendments for Achieving Budget Objectives in the Years 2017 and 2018) – 2016, by which, inter alia, the corporate tax rate would be reduced from 25% to 23% in two steps. The first step will be to a rate of 24% as from January 2017 and the second step will be to a rate of 23% as from January 2018.

Luxembourg taxation

Corporate Income Tax rate is 29.22%. Minimum tax payments are made based on the entity’s total assets and are considered as a conditional advance tax payment on corporate income tax due in future tax periods.

Italian taxation

As a rule, corporate income tax (named IRES from 2004) is payable by all resident companies on income from any source, whether earned in Italy or abroad, at the rate of 27.5%. Starting from 2017 the IRES rate is reduced to 24%.

Both resident and non-resident companies are subject to regional income tax (IRAP), but only on income arising in Italy at the rate from 0% (for a short period of couple of years) to 4.82%, depending on the Region.

During 2015 the company applied a tax incentive as per Article 6 paras. 13-19 of Law 23 December 2000, no. 388 (“ʺTremonti- ambienteʺ”). Such incentive consisted of a reduction of the taxable profit for a fiscal year equal to the amount of investments in tangible fixed assets in the same year, which are necessary to prevent, reduce and repair environmental damages, providing these investments exceed the average environmental investments made in the two previous years. The Company determined the specific amount of environmental investments and filed the required communications with the tax authorities and recorded tax benefit in the amount of approximately €2,900 thousand. During 2017, Following a tax inspection and a final settlement reached with the tax authorities, the Company reduced the recorded tax benefit by approximately € 500 thousand.

Spanish taxation

As a rule, corporate income tax is payable by all resident companies on income from any source, whether earned in Spain or abroad at the rate of 30%. Small sized Spanish entities, with an aggregate turnover of less than EUR 10 million, pay a tax rate of 25%. The Company’s Spanish subsidiaries pay a tax rate of 25%.

B.	Composition of income tax benefit (taxes on income):

	For the year ended December 31
	2017	2016	2015
	€ in thousands
Current tax income (expense)
Current year	(494)	(252)	(375)
Previous years	1,044	(67)	796
	550	(319)	421
Deferred tax income
Creation and reversal of temporary differences	(922)	(250)	1,318

Tax benefit (taxes on income)	(372)	(569)	1,739

C.	Theoretical tax:

Statutory rate applied to corporations in Israel and the actual tax expense, is as follows:

	2017	2016	2015
	€ in thousands

Profit (loss) before taxes on income	(6,269)	(63)	6,371
Primary tax rate of the Company	24%	25%	26.5%
Tax benefit (tax on income)	1,505	16	(1,688)

Profit (loss) subject to different tax rate	(106)	(15)	(265)
Creation of (changes in) deferred taxes for tax losses and benefits from previous years for which deferred taxes were not created in the past	(448)	-	2,441
Neutralization of tax calculated in respect of the Company’s share in profits of equity accounted investees	367	344	5
Change in temporary differences for which deferred tax were not recognized	(359)	(347)	832
Current year tax losses and benefits for which deferred taxes were not created,	(1,142)	(378)	511
Taxes in respect to previous years and others	(189)	(189)	(97)

Actual tax benefit (tax on income)	(372)	(569)	1,739

D.	Carry forward tax losses:

As of December 31, 2017, Ellomay Capital Ltd. had available carry forward tax losses, carry forward capital tax losses and deductions aggregating to approximately €37,620 thousand, which have no expiration date.

Deferred taxes of the Company have not been recognized as the Company and its non-operating subsidiaries' carry forward tax losses. Deferred taxes are recognized by operating subsidiaries for unused tax losses, tax benefits and deductible temporary differences, to the extent that it is probable that future taxable profits will be available against which they can be utilized.

The Company's management currently believes that as Ellomay Capital Ltd. has a history of losses it is more likely than not that the deferred tax regarding losses carry forward will not be utilized in the foreseeable future.

E.	Deferred taxes:

			Finance lease		Losses
	Financial	Fixed	obligations and	Swap	on
	assets	assets	long term loans	contract	income	Total
	€ in thousands
Balance of deferred tax asset (liability) as at January 1, 2016	(1,184)	(3,019)	2,150	139	3,768	1,854
Changes recognized in profit or loss	(95)	(42)	(46)	39	106	(250)
Changes recognized in other comprehensive income	-	-	-	-	-	-
Balance of deferred tax asset (liability) as at December 31, 2016	(1,279)	(3,061)	2,104	178	3,662	1,604

			Finance lease		Losses
	Financial	Fixed	obligations and	Swap	on
	assets	assets	long term loans	contract	income	Total
	€ in thousands
Balance of deferred tax asset (liability) as at January 1, 2017	(1,279)	(3,061)	2,104	178	3,662	1,604
Changes recognized due to business combination	(7,678)	-	-	-	2,791	(4,887)
Changes recognized in profit or loss	1,565	(117)	(84)	(61)	(2,225)	(922)
Balance of deferred tax asset (liability) as at December 31, 2017	(7,392)	(3,178)	2,020	117	4,228	(4,205)

F.	Provision for tax uncertainties:

Management performs a comprehensive review of its global tax positions on an annual basis and accrues amounts for contingent tax liabilities if applicable. Based on these reviews, the result of discussions and resolutions of matters with certain tax authorities and the closure of tax years subject to tax audit, reserves are adjusted as necessary. The management decided to adjust the provision in connection with estimated tax liabilities. However, future results may include favorable or unfavorable adjustments to estimated tax liabilities in the period the assessments are determined or resolved.